Exhibit 99.1

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) made as of July __, 2006 (the “Effective Date”) is by and between Chapman Spira & Carson, LLC (“Plaintiff”), on the one hand, and Sequiam Corporation (“Defendant”), on the other hand. The foregoing entities shall be referred to herein collectively as the “Parties.”

RECITALS

1. WHEREAS, Plaintiff commenced an action against Defendant captioned Chapman Spira & Carson, LLC v. Sequiam Corporation, Index No. 05-CV-8345 (the “Action”), and Defendant asserted a counterclaim against Plaintiff as part of the Action; and

2. WHEREAS, to avoid the cost, expense, uncertainty, and disruption of continued and future litigation, and without admitting any liability or wrongdoing, the Parties hereto desire to settle their dispute and to discontinue the Action with prejudice and without costs;

3. NOW THEREFORE, in consideration of the mutual promises, releases and covenants set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

MUTUAL CONSIDERATION AND RELEASES

4 In consideration of the terms of this Agreement, Defendant shall pay to Plaintiff the sum total of $200,000, the payment of which sum shall be made prior to the filing of the Stipulation of Discontinuance in accordance with Paragraph 7 of this Agreement. In further consideration of the terms of this Agreement, Plaintiff, on behalf of itself and its past and present employees, attorneys, agents, affiliates, representatives, successors and assigns (collectively, the “Plaintiff Releasors”), covenants not to sue and hereby releases and forever discharges Defendant and each of its past and present employees, attorneys, agents, affiliates, representatives, successors and assigns (collectively, the “Defendant Releasees”) from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, which against the Defendant Releasees, the Plaintiff Releasors ever had, including any and all claims and counterclaims that were or could have been asserted in the Action.

5. In further consideration of the terms of this Agreement, Defendant, on behalf of itself and its past and present employees, attorneys, agents, affiliates, representatives, successors and assigns (collectively, the “Defendant Releasors”), covenants not to sue and hereby releases and forever discharges Plaintiff and each of its past and present employees, attorneys, agents, affiliates, representatives, successors and assigns (collectively, the “Plaintiff Releasees”) from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, whether known or unknown which against the Plaintiff Releasees, the Defendant Releasors ever had, including any and all claims and counterclaims that were or could have been asserted in the Action.

6. Notwithstanding anything in this Agreement to the contrary (including Paragraphs 4 and 5, above), nothing in this Agreement is intended or shall be construed to release or discharge any of the Parties from any obligation set forth, or liability for any representation made, in this Agreement, as to which matters the Parties expressly reserve their rights.

DISCONTINUANCE

7. In consideration of the terms of this Agreement, the Parties have consented to the discontinuance and withdrawal of all claims and counterclaims in the Action and shall, contemporaneous with the execution of this Agreement, cause their counsel to sign and file a Stipulation of Discontinuance in the form annexed hereto as Exhibit A.

AUTHORITY

8. Each of the signatories hereto represents and warrants that he or she is authorized to execute this Agreement on behalf of the Party for whom he or she signs.

NO ADMISSION

9. Neither the making of this Agreement nor any of its terms shall be construed as an admission by any Party of any liability whatsoever.

ATTORNEYS' FEES

10. The Parties acknowledge and agree that each of them shall bear their own costs, expenses and attorneys’ fees arising out of or connected with the acts and occurrences which gave rise to this Agreement, the negotiation, drafting and execution of this Agreement, and all matters arising out of or connected therewith.

ENTIRE AGREEMENT

11. This Agreement constitutes the entire agreement between the Parties. Except as explicitly set forth in this Agreement, there are no representations, warranties or inducements, whether oral, written, express or implied, that in any way affect or condition the validity of this Agreement or alter its terms. All prior negotiations, agreements, understandings and representations, whether oral or written, are superseded and canceled by this Agreement.

NO ASSIGNMENT

12. Each Party represents and warrants as of the Effective Date of this Agreement that it has not assigned, conveyed, or otherwise transferred any claims, demands, causes of action, rights, or obligations related in any way to the claims or counterclaims asserted in the Action.

GOVERNING LAW

13. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to principles of conflicts of law. Any action arising out of or pertaining to this Agreement shall be brought in a court of competent jurisdiction in the State of New York, County of New York, and the Parties hereby consent to the jurisdiction of any such court over the Parties solely with respect to such action.

NO DISPARAGEMENT

14. Plaintiff shall not make or publish any statement, orally or in writing, or instigate or participate in the making or publishing of any statement which disparages Defendant or any entity with which Defendant may become affiliated, including without limitation any statement that Defendant engaged in any wrongdoing of any kind. Likewise, Defendant shall not make or publish any statement, orally or in writing, or instigate or participate in the making or publishing of any statement which disparages Plaintiff or any entity with which Plaintiff may become affiliated, including without limitation any statement that Plaintiff engaged in any wrongdoing of any kind. The Parties shall describe the resolution of the Action as “amicable,” aimed at both Parties being able to pursue their own independent business interests.

ENFORCEABILITY

15. If one or more provisions of this Agreement are deemed to be unenforceable under applicable law, such provisions shall be excluded from this Agreement, and the remainder of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforced in accordance with the remaining terms.

MISCELLANEOUS

16. This Agreement may be executed in counterparts.
17. This Agreement may not be altered or amended in any way except by written agreement signed by all Parties to this Agreement.
18. The covenants, representations and other provisions contained herein shall survive the execution of this Agreement.
19. Each Party agrees to take such steps and execute such documents as may be reasonably necessary or proper to carry out and effectuate the covenants and purposes of this Agreement.
20. Titles and captions contained in this Agreement are inserted only as a matter of convenience and are for reference purposes only. Such titles and captions are intended in no way to define, limit, expand or describe the scope of this Agreement or the intent of any portion hereof.

IN WITNESS WHEREOF, this Agreement consisting of six (6) pages, including this one, has been read and signed by the Parties on the date(s) set forth below.

Dated: July__, 2006	CHAPMAN SPIRA & CARSON, LLC, on its own behalf and on behalf of the Plaintiff Releasors By: Name:
Dated: July __, 2006	SEQUIAM CORPORATION, on its own behalf and on behalf of the Defendant Releasors By: Name:

Exhibit A

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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CHAPMAN SPIRA & CARSON, LLC,

Plaintiff,

-against-

SEQUIAM CORPORATION,

Defendant.

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x : : : : : : : : : : x	No. 05-CV-8345 (JSR) STIPULATION OF DISCONTINUANCE
IT IS HEREBY STIPULATED AND AGREED, by and between Plaintiff and Defendant, that all claims and counterclaims in the above-captioned action are hereby discontinued as to all Parties with prejudice and without costs or attorneys’ fees to any Party as against the other.
Dated: New York, New York
July __, 2006

GREENBERG TRAURIG, LLP By:_________________________________ Scott R. Arsenault 200 Park Avenue New York, New York 10166 (212) 801-9200 Attorneys for Defendant	LARRY KARS, P.C. By:__________________________________ Larry Kars 101 East 52nd Street, 9th Floor New York, New York 10022 (212) 752-9700 Attorneys for Plaintiff